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                                                                    Exhibit 23.4




                       CONSENT OF INDEPENDENT AUDITOR



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 1, 2005 on the consolidated financial statements of Trinity Partners Inc. as of and for the year ended March 31, 2005 included in Amendment No. 2 to the Registration Statement (Form F-1 No. 333-135590) and related Prospectus of WNS (Holdings) Limited dated July 25, 2006.




                                                       Ernst & Young



Mumbai, India
July 25, 2006